                                                                   EXHIBIT 23(A)

                   CONSENT OF INDEPENDENT PETROLEUM ENGINEERS

     We hereby consent to the use of our name in this Form S-4 Registration Statement of Seven Seas Petroleum Inc. as it occurs in the following locations:

                          SECTION                             PAGE
                          -------                             ----
"Summary Reserve and Production Data"                           12
"Oil and Gas Reserves"                                          49
"Petroleum Engineers"                                          112
"Proved Reserves (Unaudited)"                                 F-25

                                                 /s/ RYDER SCOTT COMPANY
                                                    PETROLEUM ENGINEERS
                                            ------------------------------------
                                                    Ryder Scott Company
                                                    Petroleum Engineers

July 2, 1998